Cable One™

Investor Presentation

February 2021

Disclaimer

This presentation has been prepared by Cable One, Inc. ("Cable One," "us," "our," "we" or the "Company"). The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person.

No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions or conclusions contained in this presentation. To the maximum extent permitted by law, none of Cable One, its directors, employees or agents, nor any other person, accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.

This presentation may contain "forward-looking statements" that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company's industry, business, strategy, acquisitions and strategic investments, dividend policy, financial results and financial condition as well as anticipated impacts from, and the Company's responses to, the COVID-19 pandemic. Forward-looking statements often include words such as "will," "should," "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company's actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company's actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Form 10-K") to be filed with the Securities and Exchange Commission (the "SEC"): the duration and severity of the COVID-19 pandemic and its effects on the Company's business, financial condition, results of operations and cash flows; rising levels of competition from historical and new entrants in the Company's markets; recent and future changes in technology; the Company's ability to continue to grow its business services products; increases in programming costs and retransmission fees; the Company's ability to obtain hardware, software and operational support from vendors; uncertainties as to the timing of our acquisition of the equity interests in Hargray Acquisition Holdings, LLC ("Hargray") that we do not already own (the "Hargray Acquisition"), and the risk that the Hargray Acquisition may not be completed in a timely manner or at all, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals); risks that the Company may fail to realize the benefits anticipated as a result of the Hargray Acquisition; business uncertainties that the Company and Hargray will be subject to while the Hargray Acquisition is pending that could adversely affect the Company's and Hargray's businesses; risks relating to existing or future acquisitions and strategic investments by the Company; risks that the implementation of the Company's new enterprise resource planning system disrupts business operations; the integrity and security of the Company's network and information systems; the impact of possible security breaches and other disruptions, including cyber-attacks; the Company's failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company; legislative or regulatory efforts to impose network neutrality and other new requirements on the Company's data services; additional regulation of the Company's video and voice services; the Company's ability to renew cable system franchises; increases in pole attachment costs; changes in local governmental franchising authority and broadcast carriage regulations; the potential adverse effect of the Company's level of indebtedness on its business, financial condition or results of operations and cash flows; the restrictions the terms of the Company's indebtedness place on its business and corporate actions; the possibility that interest rates will rise, causing the Company's obligations to service its variable rate indebtedness to increase significantly; the Company's ability to continue to pay dividends; provisions in the Company's charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes; adverse economic conditions; fluctuations in the Company's stock price; dilution from equity awards and potential stock issuances; damage to the Company's reputation or brand image; the Company's ability to retain key employees; the Company's ability to incur future indebtedness; provisions in the Company's charter that could limit the liabilities for directors; and the other risks and uncertainties detailed from time to time in the Company's filings with the SEC, including but not limited to the 2020 Form 10-K to be filed with the SEC.

Any forward-looking statements made by the Company in this presentation speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Disclaimer

Except as otherwise expressly provided, all information herein speaks only as of (1) the date hereof, in the case of information about Cable One, or (2) the date of such information, in the case of information from persons other than Cable One. Cable One undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding our and Hargray's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data for Cable One in this presentation has been derived from audited financial statements for each of the three years in the period ended December 31, 2020, included in the 2020 Form 10-K. The financial data for Cable One in this presentation from and as of any prior and subsequent periods was derived from unaudited financial statements. Historical results for Cable One reflect (1) certain retrospective adjustments as a result of the adoption of the new revenue recognition accounting standard in 2018 as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, (2) the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, (3) the impact of the operations of RBI Holding LLC (NewWave Communications), Delta Communications, L.L.C. (Clearwave Communications), Fidelity Communications Co.'s data, video and voice business and certain related assets (collectively, Fidelity Communications), and Valu-Net LLC ("Valu-Net") for the periods since completion of their respective acquisitions (May 1, 2017; January 8, 2019; October 1, 2019; and July 1, 2020, respectively) and (4) the impact of the operations of the Anniston, Alabama system (the "Anniston System") that Cable One contributed to Hargray for the periods since completion of the contribution (October 1, 2020). The Anniston System had approximately 19,000 residential data customers as of September 30, 2020 and revenues of $9.4 million for the quarter ended September 30, 2020. Valu-Net had approximately 5,000 residential data customers as of July 1, 2020 and revenues of $3.2 million for the quarter ended December 31, 2020.

The financial results for Hargray in this presentation have been derived from unaudited financial information prepared by Hargray, without adjustment to conform to the accounting policies and methodologies used by Cable One. The accounting policies and methodologies used by Hargray differ in certain respects from those used by Cable One, but Cable One does not believe these differences are material.

Certain financial information in this presentation is presented on an "LQA" or "Illustrative LQA Q4" basis. References to "LQA" and "Illustrative LQA Q4" refer to the financial results for the three months ended December 31, 2020 of Cable One, Hargray, Mega Broadband Investments Holdings LLC ("MBI") or Valu-Net, as applicable, on an annualized basis (i.e., such quarterly results multiplied by four, except for applicable margins and percentages, which are calculated using Illustrative LQA Q4 2020 amounts). Such amounts are illustrations only and are not reflective of actual or projected results. Our LQA results are non-GAAP financial measures and are not equivalent to our actual full-year 2020 results. Our actual full-year 2020 results as reported in the 2020 Form 10-K differ from and are not reflected by these illustrations; our actual full-year 2020 results are reported in the 2020 Form 10-K. Our LQA and Illustrative LQA results should not be considered a substitute for our actual full-year 2020 results.

Use of Non-GAAP Financial Measures

The Company uses certain measures that are not defined by generally accepted accounting principles in the United States ("GAAP") to evaluate various aspects of its business. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA less capital expenditures and capital expenditures as a percentage of Adjusted EBITDA are non-GAAP financial measures and should be considered in addition to, not as superior to, or as a substitute for, net income (loss), net profit (loss) margin, net cash provided by operating activities or capital expenditures as a percentage of net income (loss) reported in accordance with GAAP. Adjusted EBITDA and Adjusted EBITDA less capital expenditures are reconciled to net income (loss), Adjusted EBITDA margin is reconciled to net profit (loss) margin and capital expenditures as a percentage of Adjusted EBITDA is reconciled to capital expenditures as a percentage of net income (loss). Adjusted EBITDA less capital expenditures is also reconciled to net cash provided by operating activities. These reconciliations are included in the Appendices to this presentation.

"Adjusted EBITDA" is defined as net income (loss) plus interest expense, income tax provision, depreciation and amortization, equity-based compensation, severance expense, (gain) loss on deferred compensation, acquisition-related costs, (gain) loss on asset sales and disposals, system conversion costs, rebranding costs, (gain) loss on sale of business, equity method investment earnings, other (income) expense and other unusual expenses, as provided in the Appendices to this presentation. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's and Hargray's businesses as well as other non-cash or special items and is unaffected by the Company's or Hargray's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company's or Hargray's cash cost of debt financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by total revenues.

"Adjusted EBITDA less capital expenditures," when used as a liquidity measure, is calculated as net cash provided by operating activities excluding the impact of capital expenditures, interest expense, income tax provision, changes in operating assets and liabilities, change in deferred income taxes and other unusual expenses, as provided in the Appendices to this presentation.

"Capital expenditures as a percentage of Adjusted EBITDA" is defined as capital expenditures divided by Adjusted EBITDA.

The Company uses Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA less capital expenditures and capital expenditures as a percentage of Adjusted EBITDA to assess its performance, and it also uses Adjusted EBITDA less capital expenditures as an indicator of its ability to fund operations and make additional investments with internally generated funds. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculations under the Company's credit facilities and senior unsecured notes to determine compliance with the covenants contained in the Company's credit agreement and the ability to take certain actions under the indenture governing the notes. Adjusted EBITDA and capital expenditures are also significant performance measures used by the Company in its annual incentive compensation program. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes that Adjusted EBITDA, Adjusted EBITDA margin and capital expenditures as a percentage of Adjusted EBITDA are useful to investors in evaluating the operating performance of the Company. The Company believes that Adjusted EBITDA less capital expenditures is useful to investors as it shows the Company's performance while taking into account cash outflows for capital expenditures and is one of several indicators of the Company's ability to service debt, make investments and/or return capital to its stockholders.

Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA less capital expenditures, capital expenditures as a percentage of Adjusted EBITDA and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA less capital expenditures and capital expenditures as a percentage of Adjusted EBITDA may not be directly comparable to similarly titled measures reported by other companies.

Cable One at a Glance

Business Description

- Integrated provider of high-speed data (HSD), video & voice services
- Presence in 21 Western, Midwestern and Southern states
  - 78%[1] of customers located in 7 states: AZ, ID, IL, MS, MO, OK & TX
- Consistent track record of long-term financial and operating success
- Differentiated operating philosophy

Differentiated Strategy

- **Pioneer of HSD-centric model**
- **Rural footprint with favorable competitive dynamics**
- **Continuous operational improvement mindset**

Key Statistics

$1,347mm
Illustrative LQA Q4 2020 Revenue

$716mm
Illustrative LQA Q4 2020 Adj. EBITDA

53.1%
Illustrative LQA Q4 2020 Adj. EBITDA Margin

$415mm
Illustrative LQA Q4 2020 Adj. EBITDA - Capex

73.0%
% Non-Video customers[1]

69.8%
Residential HSD and Business Services Revenue as a Percentage of Total Revenue[2]

Q4 2020 Revenue Distribution[2]


Residential Voice 3%
Other 4%
Residential Video 23%
Business Services 17%
Residential HSD 52%
Residential HSD and Business Services represented ~70% of revenue

Track record of focus on profitable customers – we count cash flow, not subscribers

Note: See the Disclaimer for further information on information presented as of December 31, 2020 and on an Illustrative LQA Q4 2020 basis. Results shown exclude the impact from the pending Hargray Acquisition.
(1) As of December 31, 2020. (2) Revenue for the quarter ended December 31, 2020. Percentages may not sum to 100% due to rounding.

Cable One Financial Snapshot


Revenue ($mm)
$960
$1,072
$1,168
$1,325
$1,347
2017
2018
2019
2020
Illustrative LQA Q4 2020
% growth
11.7%
8.9%
13.5%


Adj. EBITDA ($mm)
$444
$501
$569
$674
$716
2017
2018
2019
2020
Illustrative LQA Q4 2020
% growth
12.9%
13.6%
18.5%
margin
46.2%
46.7%
48.7%
50.9%
53.1%


Capex ($mm)
$179
$218
$262
$293
$301
2017
2018
2019
2020
Illustrative LQA Q4 2020
% of Adj. EBITDA
40.4%
43.5%
46.1%
43.5%
42.1%


Adj. EBITDA – Capex ($mm)
$264
$283
$307
$381
$415
2017
2018
2019
2020
Illustrative LQA Q4 2020
% of Adj. EBITDA
59.6%
56.5%
53.9%
56.5%
57.9%

Note: See the Disclaimer for further information on information presented as of December 31, 2020 and on an illustrative LQA Q4 2020 basis. Results shown exclude the impact from the pending Hargray Acquisition.

Hargray at a Glance

HARGRAY

Business Description

- Leading regional communications provider in Southeastern U.S.
- Presence in 14 markets across Alabama, Florida, Georgia and South Carolina
- Offers gigabit-capable services to approximately 99% of its customers, with 40% of homes served by fiber

Strategic Rationale

- Cable One has been a minority investor in Hargray since October 2020 following the contribution of Cable One's Anniston, Alabama system to Hargray in exchange for ~15% of Hargray equity interests on a fully diluted basis
- Expect to realize ~$45 million in estimated annual run-rate synergies within three years of closing
- Attractive opportunity to further establish Cable One in Southeastern U.S.
  - Offers platform for future growth in the region
  - Footprint complementary to MBI markets
- Strategically aligned business model
  - Presence in rural markets with limited competition
  - Focus on residential HSD and business services
  - Superior HSD product in vast majority of its footprint

Financial Snapshot(1)

$295mm
Illustrative LQA Q4 2020 Revenue

$128mm
Illustrative LQA Q4 2020 Adj. EBITDA

43.3%
Illustrative LQA Q4 2020 Adj. EBITDA Margin

$109mm
Illustrative LQA Q4 2020 CapEx

$19mm
Illustrative LQA Q4 2020 Adj. EBITDA - CapEx

61.4%
Residential HSD and Business Services Revenue (2)

Key Operating Statistics(3)

Homes and Businesses Passed	299k
Residential HSD Subscribers	108k
Total Customer Relationships	124k
Monthly Residential HSD ARPU	$74.19
Competitive Homes Passed	35%

Key Acquisition Terms

- Cable One acquiring ~85% of equity interests in Hargray on a fully diluted basis that Cable One does not already own
- Purchase price implies $2.2 billion total enterprise value for Hargray on a debt-free and cash-free basis, subject to customary post-closing adjustments
- Intend to finance with a combination of existing cash resources and proceeds from new indebtedness (which may include revolving credit facility borrowings) and/or equity capital
- Transaction subject to certain regulatory approvals and other customary closing conditions and expected to be completed during second quarter of 2021

(1) See the Disclaimer for further information on information presented on an Illustrative LQA Q4 2020 basis. (2) Revenue for the quarter ended December 31, 2020. (3) Operating statistics and other financial information are as of December 31, 2020. Competitive homes passed percentage reflects portion of footprint that has a competitor that offers residential broadband download speeds of 100 megabits per second or higher.

Mega Broadband Investments ("MBI") Transaction

MBI overview

- Formed through a series of acquisitions unified under the Vyve Broadband brand
- Provides HSD, video and voice services to residential and business customers in small to middle-sized markets and rural geographies
- Network passes ~644k homes [(1)]
- Capable of delivering gigabit speeds across footprint

MBI Financial and Operating Statistics [(1)]

$270mm Illustrative LQA Q4 2020 Revenue	**32%** HSD Penetration	**4,100+** Fiber route miles
205k HSD Customers	**19%** Business Services Revenue as a Percentage of Total Revenue	**15,800** Network plant miles

Combined footprint

NORTHLAND

Acquired October 2018

EAGLE Broadband assets

Acquired August 2019

Vyve

Acquired November 2019



CABO
MBI
Hargray

Source for map: SNL Kagan

Key considerations

Transaction structure

- Acquisition of 45% of the equity of MBI
- Call option to acquire remaining 55% at a multiple of Adjusted EBITDA beginning in 2023
  - If call option not exercised, other investors can exercise put option in Q3 2025 to sell remaining 55% to Cable One at a multiple of Adjusted EBITDA

Strategic rationale

- Similar HSD-centric strategy
- Operates across rural communities

Financial considerations

- Equity-method investment accounting treatment

(1) See the Disclaimer for further information on information presented on an illustrative LQA Q4 2020 basis. Operating statistics and other financial information are as of December 31, 2020.

Other Strategic Transactions

- Minority equity investments into two fixed wireless providers
- ~$27mm investment in Nextlink for <10%; ~$25mm investment in Wisper for ~40%
- CAF II winners in states in which Cable One also provides service; allows Cable One to more economically reach customers just outside of footprint

---

- Acquisition of an all-fiber internet provider in Kansas
- ~$39mm purchase price; Generated Illustrative LQA Q4 2020 revenue of ~$13mm
- Aiming to increase Adj. EBITDA Margins over time to align with Cable One

Note: See the Disclaimer for further information on information presented on an Illustrative LQA Q4 2020 basis.

Appendices

- **Cable One Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin**
- **Cable One Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures**
- **Hargray Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin**
- **Hargray Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures**

Cable One Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin

	Year Ended December 31,				Illustrative
($mm)	2017	2018	2019	Q4 2020	LQA Q4 2020
Revenue	$960	$1,072	$1,168	$337	$1,347
Net income	$235	$165	$179	$106	$425
Net profit margin	*24.5%*	*15.4%*	*15.3%*	*31.5%*	*31.5%*
Interest expense	47	60	72	21	83
Income tax provision (benefit)	(45)	47	55	41	165
Depreciation and amortization	182	198	217	63	253
Equity-based compensation	11	10	12	4	16
Severance expense	6	2	0	-	-
Loss on deferred compensation	3	0	0	0	1
Acquisition-related costs	6	2	10	-	-
Loss on asset sales and disposals, net	1	14	7	2	8
System conversion costs	-	5	5	0	2
Rebranding costs	-	1	7	2	7
Gain on sale of business	-	-	-	(83)	(330)
Equity method investment earnings	-	-	-	(1)	(6)
Other (income) expense, net	(1)	(4)	5	23	92
Adjusted EBITDA	**$444**	**$501**	**$569**	**$179**	**$716**
Adjusted EBITDA margin	*46.2%*	*46.7%*	*48.7%*	*53.1%*	*53.1%*
Less: Capital expenditures	$179	$218	$262	$75	$301
Capital expenditures as a percentage of net income	*76.3%*	*132.2%*	*146.9%*	*70.8%*	*70.8%*
Capital expenditures as a percentage of Adjusted EBITDA	*40.4%*	*43.5%*	*46.1%*	*42.0%*	*42.1%*
Adjusted EBITDA less capital expenditures	**$264**	**$283**	**$307**	**$104**	**$415**

Note: See the Disclaimer for further information on information presented for the years ended December 31, 2017, 2018, and 2019, Q4 2020, and on an illustrative LQA Q4 2020 basis. Numbers may not sum due to rounding.

Cable One Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

	Year Ended December 31,				Illustrative
($mm)	2017	2018	2019	Q4 2020	LQA Q4 2020
Net cash provided by operating activities	**$324**	**$408**	**$492**	**$175**	**$702**
Capital expenditures	(179)	(218)	(262)	(75)	(301)
Interest expense	47	60	72	21	83
Amortization of debt issuance costs	(3)	(4)	(5)	(1)	(4)
Income tax provision (benefit)	(45)	47	55	41	165
Changes in operating assets and liabilities	20	19	(18)	(20)	(78)
Change in deferred income taxes	87	(35)	(50)	(39)	(157)
Loss on deferred compensation	3	0	0	0	1
Acquisition-related costs	6	2	10	-	-
Severance expense	6	2	0	-	-
Write-off of debt issuance costs	(1)	0	(4)	(6)	(25)
System conversion costs	-	5	5	0	2
Rebranding costs	-	1	7	2	7
Fair value adjustments	-	-	-	(18)	(70)
Other (income) expense, net	(1)	(4)	5	23	92
Adjusted EBITDA less capital expenditures	**$264**	**$283**	**$307**	**$104**	**$415**

Note: See the Disclaimer for further information on information presented for the years ended December 31, 2017, 2018, and 2019, Q4 2020, and on an illustrative LQA Q4 2020 basis. Numbers may not sum due to rounding.

Hargray Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Loss Margin to Adjusted EBITDA Margin

($mm)	Q4 2020	Illustrative LQA Q4 2020
Revenue	**$74**	**$295**
Net loss	($7)	($28)
Net loss margin	*-9.6%*	*-9.6%*
Interest expense, net	8	31
Depreciation and amortization	28	113
Equity-based compensation	1	2
Severance expense	0	1
Acquisition-related costs	0	1
Loss on asset sales and disposals, net	0	0
System conversion costs	1	3
Loss on extinguishment of debt	1	5
Management compensation expense	(0)	(1)
Other (income) expense, net	(0)	(0)
Adjusted EBITDA	**$32**	**$128**
Adjusted EBITDA margin	*43.3%*	*43.3%*
Less: Capital expenditures	$27	$109
Capital expenditures as a percentage of net loss	*-385.7%*	*-385.7%*
Capital expenditures as a percentage of Adjusted EBITDA	*85.6%*	*85.6%*
Adjusted EBITDA less capital expenditures	**$5**	**$19**

Note: See the Disclaimer for further information on information presented for Q4 2020 and on an Illustrative LQA Q4 2020 basis. Numbers may not sum due to rounding.

Hargray Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

($mm)	Q4 2020	Illustrative LQA Q4 2020
Net cash provided by operating activities	**$6**	**$26**
Capital expenditures	(27)	(109)
Interest expense, net	8	31
Amortization of debt issuance costs	(1)	(3)
Changes in operating assets and liabilities	14	57
Management compensation expense	(0)	(1)
Acquisition-related costs	0	1
Severance expense	0	1
Loss on extinguishment of debt	1	5
System conversion costs	1	3
Unrealized gain on derivatives	2	8
Other (income) expense, net	(0)	(0)
Adjusted EBITDA less capital expenditures	**$5**	**$19**

Note: See the Disclaimer for further information on information presented for Q4 2020 and on an illustrative LQA Q4 2020 basis. Numbers may not sum due to rounding.